UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT-TERM BOND FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 44.7%
CONSUMER DISCRETIONARY - 2.3%
Automobiles - 1.4%
Daimler Finance NA LLC, Senior Notes	0.858%	3/28/14	$1,400,000	$1,403,834	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.870%	1/9/15	1,240,000	1,244,775	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	1,100,000	1,117,673	(a)
Daimler Finance NA LLC, Senior Notes	1.125%	8/1/18	2,880,000	2,898,363	(a)(b)
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,152,405	(a)

Total Automobiles				7,817,050

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	2,100,000	2,108,656

Household Durables - 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	170,000	172,426

Media - 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	690,000	708,344
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,098,316
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,005,248

Total Media				2,811,908

TOTAL CONSUMER DISCRETIONARY				12,910,040

CONSUMER STAPLES - 3.2%
Beverages - 1.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,213,876
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,442,075
Coca-Cola Co., Senior Notes	0.204%	3/14/14	1,890,000	1,890,461	(b)
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,164,380

Total Beverages				9,710,792

Food & Staples Retailing - 0.8%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	790,518
Kroger Co., Notes	3.900%	10/1/15	80,000	84,375
Sysco Corp., Senior Notes	0.550%	6/12/15	1,480,000	1,481,003
Wal-Mart Stores Inc., Senior Notes	0.600%	4/11/16	2,120,000	2,112,658

Total Food & Staples Retailing				4,468,554

Food Products - 0.4%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	751,839
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	1,750,000	1,744,621

Total Food Products				2,496,460

Tobacco - 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	430,000	433,514
Altria Group Inc., Senior Notes	9.250%	8/6/19	190,000	251,212
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	940,000	1,089,092

Total Tobacco				1,773,818

TOTAL CONSUMER STAPLES				18,449,624

ENERGY - 3.3%
Oil, Gas & Consumable Fuels - 3.3%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	910,000	1,058,794
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	198,802
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,381,314
Ecopetrol SA, Senior Notes	4.250%	9/18/18	1,080,000	1,113,750
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,412,955
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	890,000	915,903
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,726,755
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,690,000	1,782,950
Petroleos Mexicanos, Senior Notes	2.286%	7/18/18	3,380,000	3,489,850	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Phillips 66 Co., Senior Notes	1.950%	3/5/15	$1,000,000	$1,015,520
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	411,414
TransCanada PipeLines Ltd., Senior Notes	0.928%	6/30/16	3,070,000	3,091,248	(b)

TOTAL ENERGY				18,599,255

FINANCIALS - 24.1%
Capital Markets - 2.6%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	2,031,643
BlackRock Inc., Senior Notes	3.500%	12/10/14	350,000	362,317
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,855,769	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,400,000	1,421,722	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,378,489
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,165,380
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	11/15/13	3,190,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(c)(d)(e)(f)
Macquarie Bank Ltd., Senior Notes	2.000%	8/15/16	2,860,000	2,876,926	(a)
UBS AG, Senior Notes	2.250%	1/28/14	250,000	251,589
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,157,000	1,204,302
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	289,700

Total Capital Markets				14,837,837

Commercial Banks - 13.5%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,600,000	1,701,214
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	314,978	(a)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.900%	2/12/16	2,410,000	2,409,499
Bank Nederlandse Gemeenten NV, Senior Bonds	1.000%	11/17/14	2,300,000	2,315,532	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,329,832	(a)
Bank of Nova Scotia, Senior Notes	0.788%	7/15/16	3,140,000	3,153,449	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,173,394	(a)
BB&T Corp., Senior Notes	5.700%	4/30/14	350,000	360,838
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,400,000	1,415,669
BNP Paribas SA, Senior Notes	1.169%	1/10/14	790,000	791,507	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,771,612	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	1,110,000	1,110,339	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,910,000	4,007,644	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,110,976
Commonwealth Bank of Australia, Senior Notes	0.753%	9/20/16	1,900,000	1,903,629	(a)(b)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	1,100,000	1,109,551	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,780,000	1,895,467
Credit Agricole Home Loan SFH, Secured Bonds	1.016%	7/21/14	800,000	803,999	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,409,146	(a)
Danske Bank A/S, Senior Notes	1.318%	4/14/14	1,300,000	1,304,796	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,480,000	2,597,867	(a)
Export-Import Bank of Korea, Senior Bonds	1.104%	9/17/16	750,000	750,444	(b)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,460,000	2,479,114	(a)
HSBC USA Inc., Senior Notes	1.130%	9/24/18	1,990,000	1,997,234	(b)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,159,061	(a)
Mizuho Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	1,951,884	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,209,598
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,907,835	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	760,000	785,698	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,940,000	2,964,922	(a)
Royal Bank of Canada, Senior Notes	0.800%	10/30/15	3,560,000	3,565,148
Royal Bank of Canada, Senior Notes	0.850%	3/8/16	2,100,000	2,095,021
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,187,834
Societe Generale, Senior Notes	1.319%	4/11/14	1,700,000	1,707,152	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	$2,130,000	$2,219,111	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	965,373	(a)
Swedbank AB, Secured Bonds	0.698%	3/28/14	300,000	300,718	(a)(b)
Toronto-Dominion Bank, Senior Bonds	1.500%	9/9/16	2,840,000	2,878,562
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/15/13	2,580,000	2,347,800	(b)(g)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	1,994,269
Westpac Banking Corp., Senior Notes	1.005%	7/30/18	2,250,000	2,256,912	(b)

Total Commercial Banks				76,714,628

Consumer Finance - 2.8%
American Express Co., Senior Notes	0.852%	5/22/18	60,000	59,996	(b)
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,874,316
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,065,594
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,306,463	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	540,625	(a)
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,512,162
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	514,366
PACCAR Financial Corp., Senior Notes	0.800%	2/8/16	850,000	849,824
SLM Corp., Notes	0.566%	1/27/14	3,600,000	3,582,529	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	796,592
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	453,326
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,282,482

Total Consumer Finance				15,838,275

Diversified Financial Services - 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,190,762
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	7,000,668
Citigroup Inc., Senior Notes	6.125%	11/21/17	2,000,000	2,302,090
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	900,000	899,912	(a)
General Electric Capital Corp., Senior Notes	0.919%	7/12/16	2,910,000	2,922,394	(b)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	260,000	272,983
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,250,400
SSIF Nevada LP, Senior Notes	0.968%	4/14/14	3,010,000	3,021,598	(a)(b)
Svensk Exportkredit AB, Notes	1.750%	10/20/15	220,000	225,197
Total Capital International SA, Senior Notes	0.750%	1/25/16	3,250,000	3,241,777

Total Diversified Financial Services				23,327,781

Insurance - 1.0%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	301,438	(a)
MetLife Inc., Senior Notes	2.375%	2/6/14	2,770,000	2,790,060
Prudential Financial Inc., Senior Notes	1.044%	8/15/18	2,350,000	2,356,167	(b)

Total Insurance				5,447,665

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	800,000	848,175

TOTAL FINANCIALS				137,014,361

HEALTH CARE - 2.8%
Health Care Equipment & Supplies - 0.5%
Baxter International Inc., Senior Notes	0.950%	6/1/16	1,500,000	1,503,981
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,564,478

Total Health Care Equipment & Supplies				3,068,459

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	275,134

Pharmaceuticals - 2.2%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,701,123
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	2,070,000	2,078,893
Johnson & Johnson, Senior Notes	1.200%	5/15/14	3,250,000	3,268,213
Takeda Pharmaceutical Co., Ltd., Senior Notes	1.031%	3/17/15	1,990,000	1,998,282	(a)
Teva Pharmaceutical Finance III BV, Senior Notes	0.750%	3/21/14	2,060,000	2,062,911	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Pharmaceuticals - continued
Zoetis Inc., Senior Notes	1.150%	2/1/16	$630,000	$632,897	(a)

Total Pharmaceuticals				12,742,319

TOTAL HEALTH CARE				16,085,912

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.7%
Boeing Co., Senior Notes	0.276%	11/3/14	3,040,000	3,041,535	(b)
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	1,040,000	1,037,502

Total Aerospace & Defense				4,079,037

Airlines - 0.3%
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	830,802	872,342
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	199,214	216,645
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	821,976	879,515

Total Airlines				1,968,502

Electrical Equipment - 0.4%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,200,000	2,201,371	(a)

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,034,896

Machinery - 0.4%
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,308
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	1,760,000	1,770,386

Total Machinery				2,000,694

TOTAL INDUSTRIALS				11,284,500

INFORMATION TECHNOLOGY - 1.4%
Computers & Peripherals - 0.6%
Apple Inc., Senior Notes	0.450%	5/3/16	3,400,000	3,378,376

IT Services - 0.3%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	1,900,000	1,903,055

Software - 0.5%
Oracle Corp., Senior Notes	0.848%	1/15/19	2,960,000	2,983,816	(b)

TOTAL INFORMATION TECHNOLOGY				8,265,247

MATERIALS - 2.1%
Chemicals - 0.8%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	69,327
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,397,079
Praxair Inc., Senior Notes	0.750%	2/21/16	3,000,000	2,989,491

Total Chemicals				4,455,897

Metals & Mining - 1.3%
BHP Billiton Finance USA Ltd., Senior Notes	5.400%	3/29/17	2,340,000	2,641,172
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	720,000	716,128
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	150,000	145,118	(a)
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	412,236
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,160,000	1,194,996
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,127,410
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,159,716

Total Metals & Mining				7,396,776

TOTAL MATERIALS				11,852,673

TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.2%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,773,487
AT&T Inc., Senior Notes	0.900%	2/12/16	1,260,000	1,254,763

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - continued
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	$1,340,000	$1,365,096
British Telecommunications PLC, Senior Notes	1.625%	6/28/16	1,660,000	1,670,078
Verizon Communications Inc., Senior Notes	0.700%	11/2/15	4,000,000	3,977,016
Verizon Communications Inc., Senior Notes	2.002%	9/14/18	1,320,000	1,389,630	(b)

Total Diversified Telecommunication Services				12,430,070

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,520,000	1,553,136
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	307,126

Total Wireless Telecommunication Services				1,860,262

TOTAL TELECOMMUNICATION SERVICES				14,290,332

UTILITIES - 1.0%
Electric Utilities - 1.0%
Duke Energy Corp., Senior Notes	2.100%	6/15/18	4,070,000	4,063,675
Duke Energy Indiana Inc., Secured Bonds	0.619%	7/11/16	1,460,000	1,464,225	(b)

Total Electric Utilities				5,527,900

Multi-Utilities - 0.0%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	12,955
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	163,886

Total Multi-Utilities				176,841

TOTAL UTILITIES				5,704,741

TOTAL CORPORATE BONDS & NOTES (Cost - $254,399,367)				254,456,685

ASSET-BACKED SECURITIES - 22.1%
Academic Loan Funding Trust, 2012-1A A1	0.979%	12/27/22	1,342,027	1,354,668	(a)(b)
Access Group Inc., 2005-1 A2	0.360%	3/23/20	1,236,667	1,232,351	(b)
Access Group Inc., 2005-B A2	0.496%	7/25/22	1,164,720	1,145,668	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,800,000	1,826,124	(a)
Ally Auto Receivables Trust, 2012-3 A2	0.700%	1/15/15	1,182,777	1,183,291
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	1,496,438	1,496,269
American Express Credit Account Master Trust, 2012-3 A	0.332%	3/15/18	4,720,000	4,716,618	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.734%	9/25/27	56,383	52,811	(b)
ARI Fleet Lease Trust, 2012-A A	0.732%	3/15/20	1,064,115	1,066,605	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.304%	5/25/32	180,471	173,457	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.004%	8/25/33	431,901	414,506	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.157%	12/15/33	127,615	117,863	(b)
Atrium CDO Corp., 5A A1	0.514%	7/20/20	2,193,408	2,159,248	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,948,095	(a)
Ballyrock Ltd., 2006-1A A	0.482%	8/28/19	491,120	490,030	(a)(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.809%	5/28/44	20,675	20,413	(b)
Bear Stearns Asset-Backed Securities Trust, 2003-2 A3	1.679%	3/25/43	92,999	90,931	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.699%	6/25/34	327,510	326,256	(b)
Black Diamond CLO Ltd., 2005-1A A1A	0.503%	6/20/17	90,054	89,850	(a)(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.582%	9/15/17	1,870,000	1,872,264	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.371%	12/26/19	2,860,000	2,839,909	(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	568,435	568,679
Castle Garden Funding, 2005-1A A2	0.520%	10/27/20	1,223,656	1,213,992	(a)(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	1,921,820	1,930,307
Chase Issuance Trust, 2012-A6 A	0.312%	8/15/17	6,780,000	6,773,851	(b)
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.280%	4/24/17	4,650,000	4,644,220	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	$74,736	$74,679	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.379%	2/25/37	195,402	125,766	(a)(b)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.462%	2/15/34	212,454	156,005	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.332%	11/15/36	159,466	127,564	(b)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.784%	10/25/21	1,074,335	1,073,308	(a)(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	1,684,491	1,685,319
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	129,730	129,739
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	3,200,000	3,207,131
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	1,764,100	1,763,729
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.532%	9/15/16	1,070,000	1,070,771	(b)
Ford Credit Floorplan Master Owner Trust, 2013-3 A1	0.790%	6/15/17	1,880,000	1,884,332
Ford Credit Floorplan Master Owner Trust, 2013-3 A2	0.482%	6/15/17	780,000	778,995	(b)
Gannett Peak CLO Ltd., 2006-1A A1A	0.514%	10/27/20	825,807	821,634	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.479%	5/25/36	237,205	233,199	(a)(b)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	225,000	226,071	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	2,520,000	2,504,309	(a)
Hewett’s Island CDO Ltd., 2007-1RA A	0.665%	11/12/19	2,115,409	2,072,284	(a)(b)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	1,450,000	1,449,245	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	22,451	22,458
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	706,199	706,327
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	2,400,000	2,404,387
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,393,135
Honda Auto Receivables Owner Trust, 2013-2 A3	0.530%	2/16/17	3,450,000	3,445,368
LightPoint CLO Ltd., 2005-3A A1A	0.514%	9/15/17	637,964	629,111	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.439%	6/25/46	286,004	227,353	(a)(b)
Mercedes-Benz Auto Lease Trust, 2013-A A2	0.490%	6/15/15	1,400,000	1,400,296
Mercedes-Benz Auto Lease Trust, 2013-A A3	0.590%	2/15/16	2,550,000	2,550,682
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	259,868	259,905
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	920,000	920,136
Montana Higher Education Student Assistance Corp., 2012-1 A1	0.780%	9/20/22	635,039	637,008	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.532%	12/7/20	3,016,671	3,019,869	(b)
Nelnet Student Loan Trust, 2005-4 A2	0.360%	12/22/23	917,575	915,929	(b)
Neuberger Berman CLO Ltd., 2013-15A X	1.154%	10/15/25	250,000	250,000	(a)(b)(d)
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	356,716	357,169
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	850,000	852,211
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	1,449,299	1,449,346
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	3,900,000	3,899,339
Nissan Master Owner Trust Receivables, 2012-A A	0.652%	5/15/17	2,140,000	2,145,566	(b)
Northstar Education Finance Inc., 2005-1 A1	0.364%	10/28/26	668,099	667,987	(b)
Ocean Trails CLO I, 2006-1A A1	0.519%	10/12/20	1,389,152	1,362,062	(a)(b)
Ocean Trails CLO IV, 2013-4A X	1.371%	8/13/25	700,000	700,388	(a)(b)
PE Environmental Funding LLC, 2007-A A1	4.982%	7/15/14	145,130	148,369
Porsche Innovative Lease Owner Trust, 2012-1 A3	0.540%	12/21/15	3,440,000	3,436,815	(a)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.304%	8/25/33	190,552	155,776	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	17,212	16,610
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	241,136	251,340	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.154%	12/25/33	60,812	56,103	(b)
SLM Student Loan Trust, 2003-04 A5A	1.004%	3/15/33	89,028	88,849	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
SLM Student Loan Trust, 2003-11 A4	0.444%	6/15/20	$109,710	$109,699	(b)
SLM Student Loan Trust, 2003-11 A6	0.544%	12/15/25	710,000	708,902	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.646%	4/25/25	2,330,000	2,090,102	(b)
SLM Student Loan Trust, 2005-10 A4	0.376%	10/25/19	591,118	589,185	(b)
SLM Student Loan Trust, 2006-4 A4	0.346%	4/25/23	73,745	73,746	(b)
SLM Student Loan Trust, 2006-5 A5	0.376%	1/25/27	1,800,000	1,763,119	(b)
SLM Student Loan Trust, 2006-6 A2	0.346%	10/25/22	235,013	234,190	(b)
SLM Student Loan Trust, 2007-2 A2	0.266%	7/25/17	317,873	317,030	(b)
SLM Student Loan Trust, 2007-4 A3	0.326%	1/25/22	285,181	284,953	(b)
SLM Student Loan Trust, 2008-1 A2	0.616%	10/25/16	816,594	816,607	(b)
SLM Student Loan Trust, 2011-B A1	1.032%	12/16/24	121,035	120,668	(a)(b)
SLM Student Loan Trust, 2012-6 A1	0.339%	2/27/17	562,480	562,279	(b)
SLM Student Loan Trust, 2012-6 A2	0.459%	9/25/19	4,500,000	4,488,541	(b)
SLM Student Loan Trust, 2012-7 A1	0.339%	2/27/17	2,411,183	2,409,153	(b)
SLM Student Loan Trust, 2012-A A1	1.582%	8/15/25	1,737,653	1,751,821	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.282%	12/15/21	1,162,115	1,165,805	(a)(b)
SLM Student Loan Trust, 2013-1 A1	0.329%	2/27/17	1,687,991	1,686,378	(b)
SLM Student Loan Trust, 2013-A A1	0.782%	8/15/22	1,086,025	1,083,123	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.079%	11/25/34	485,787	449,567	(b)
Stone Tower CLO Ltd., 2006-4X A1	0.538%	3/16/18	733,750	728,559	(a)(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	228,227	224,547	(a)
Structured Asset Securities Corp., 2004-SC1	8.400%	12/25/29	45,137	43,441	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.319%	5/25/47	800,000	689,914	(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	2,850,000	2,854,849
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	561,998	591,278	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	29,161	29,447
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	191,613	191,577
Venture CDO Ltd., 2013-13A AX	1.456%	6/10/25	2,750,000	2,738,750	(a)(b)
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	435,583	437,143

TOTAL ASSET-BACKED SECURITIES (Cost - $125,503,401)				125,736,623

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.3%
American Home Mortgage Investment Trust, 2005-4 1A1	0.469%	11/25/45	826,413	690,638	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.629%	9/25/35	227,211	142,947	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.201%	12/20/34	213,003	140,666	(b)
Banc of America Funding Corp., 2005-E 4A1	2.688%	3/20/35	264,956	267,206	(b)
Banc of America Funding Corp., 2006-D 1A1	0.350%	5/20/36	644,260	605,105	(b)
Banc of America Mortgage Securities, 2002-J B1	3.596%	9/25/32	151,798	79,343	(b)
Banc of America Mortgage Securities, 2003-C B1	2.858%	4/25/33	461,301	359,207	(b)
Banc of America Mortgage Securities, 2003-D	2.872%	5/25/33	42,997	42,530	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.697%	6/25/34	186,894	187,771	(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.491%	9/25/34	336,833	330,436	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.339%	1/25/47	691,977	381,283	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.731%	1/25/35	160,775	158,932	(b)
Bear Stearns ARM Trust, 2006-04 1A1	2.655%	10/25/36	273,571	224,815	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.717%	2/25/37	210,676	206,196	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.479%	8/25/35	10,943	9,474	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.469%	10/25/35	35,756	30,281	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.379%	1/25/36	19,614	16,579	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.409%	7/25/36	90,396	77,459	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.579%	5/25/35	72,490	71,736	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	3.024%	3/25/37	$1,089,567	$787,495	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.046%	12/25/34	71,032	69,473	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.011%	12/25/34	74,784	74,166	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.480%	11/20/35	169,618	127,478	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.489%	11/25/35	503,394	391,318	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.560%	11/20/35	987,651	232,033	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.459%	11/25/35	7,701	7,710	(b)
Countrywide Home Loans, 2003-HYB1 1A1	3.002%	5/19/33	114,600	114,047	(b)
Countrywide Home Loans, 2003-HYB3 6A1	2.866%	11/19/33	52,553	51,071	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.519%	6/25/35	124,243	86,236	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.579%	9/25/35	244,491	214,824	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.599%	7/25/36	90,060	78,895	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.465%	11/25/34	585,656	443,350	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.645%	6/25/34	553,844	550,474	(b)
DBRR Trust, 2012-EZ1 A	0.946%	9/25/45	2,905,319	2,903,991	(a)
Del Coronado Trust, 2013-HDC A	0.983%	3/15/26	2,400,000	2,397,262	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.431%	3/19/45	294,336	255,584	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.732%	2/25/48	290,468	290,344	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.883%	12/29/45	2,360,426	2,370,753	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	333,541
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.532%	11/15/40	1,931,391	1,933,395	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	215,087	249,255	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	883,702	876,593	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.368%	8/16/26	376,587	75,346	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.864%	2/20/60	353,614	353,734	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.734%	3/20/60	2,108,334	2,098,150	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.184%	5/20/60	1,741,849	1,766,206	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.516%	10/20/60	3,968,373	3,916,698	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.536%	8/20/58	4,718,120	4,674,196	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.636%	11/20/60	4,222,902	4,190,295	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.686%	12/20/60	173,599	174,229	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.636%	2/20/61	180,636	179,249	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.686%	2/20/61	1,350,114	1,343,261	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.656%	8/20/61	1,963,783	1,950,436	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.686%	7/20/62	15,726,487	15,627,521	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.706%	10/20/62	764,543	768,957	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2013-H02 FD	0.526%	12/20/62	$10,587,063	$10,445,175	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.586%	3/20/63	2,771,198	2,737,630	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC	0.656%	6/20/63	197,351	195,876	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD	0.656%	6/20/63	395,014	391,977	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG	0.656%	5/20/63	393,369	390,513	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.437%	6/25/34	1,419,287	1,289,567	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.529%	9/25/35	1,565,271	1,309,621	(a)(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.581%	11/19/34	171,760	124,321	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.919%	12/25/34	478,164	441,869	(b)
IMPAC CMB Trust, 2004-5 1A1	0.899%	10/25/34	308,315	302,926	(b)
IMPAC CMB Trust, 2007-A A	0.429%	5/25/37	125,109	123,582	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.899%	1/25/35	323,294	239,482	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.873%	9/25/36	955,267	536,295	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.388%	2/25/34	99,027	97,773	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.753%	11/25/33	207,252	206,764	(b)
Luminent Mortgage Trust, 2006-7 2A2, IO	0.399%	12/25/36	294,969	48,278	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	210,760	211,073
MASTR ARM Trust, 2003-6 1A2	2.825%	12/25/33	176,591	179,062	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	48,608	50,607	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.160%	3/25/33	556,144	479,473	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.859%	9/25/33	74,433	75,200	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.047%	1/25/29	8,731	8,711	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.511%	2/25/34	101,427	101,481	(b)
Merrill Lynch Mortgage Trust, 2003-KEY1 A4	5.236%	11/12/35	346,800	346,463	(b)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	142,787	145,383	(a)
Mortgage IT Trust, 2005-2 1A1	0.439%	5/25/35	161,626	156,399	(b)
Mortgage IT Trust, 2005-3 A1	0.479%	8/25/35	311,515	293,596	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.632%	1/8/20	1,145,550	1,140,968	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	959,469	970,730	(b)
Prime Mortgage Trust, 2005-2 2A1	7.051%	10/25/32	335,545	362,824	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	5,320	5,331
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	28,952	31,598
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	24,387	23,995
Sequoia Mortgage Trust, 2003-2 A2	1.113%	6/20/33	172,439	168,993	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.948%	7/20/34	69,819	70,055	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.551%	4/25/34	314,656	311,325	(b)
Structured ARM Loan Trust, 2004-07 A1	0.584%	6/25/34	329,021	295,266	(b)
Structured ARM Loan Trust, 2004-09XS A	0.549%	7/25/34	267,096	255,213	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.452%	3/25/35	598,120	486,559	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.460%	6/25/35	228,096	216,629	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.526%	7/25/35	563,450	460,812	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.409%	2/25/36	414,880	301,343	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	907,479	891,044
Structured Asset Securities Corp., 2002-08A 7A1	1.888%	5/25/32	109,976	106,080	(b)
Structured Asset Securities Corp., 2002-11A B2II, IO	2.705%	6/25/32	113,109	44,943	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Structured Asset Securities Corp., 2002-16A B2II, IO	2.518%	8/25/32	$270,500	$80,586	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.616%	6/25/33	241,358	241,102	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.539%	3/25/34	905,367	889,728	(b)
Structured Asset Securities Corp., 2004-5 1A	2.580%	5/25/34	85,174	81,385	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.979%	9/25/33	572,032	528,911	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	34,715	34,698
Structured Asset Securities Corp., 2005-RF3 2A	3.464%	6/25/35	848,717	760,652	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.813%	8/20/35	63,701	55,460	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.446%	8/25/33	269,502	271,819	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	276,040	244,671	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.430%	1/25/35	486,473	493,719	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.589%	12/25/45	287,004	254,793	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.963%	7/25/47	3,237,773	2,684,023	(b)
Washington Mutual Inc., 2005-AR4 A5	2.444%	4/25/35	200,000	185,801	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.469%	7/25/45	402,480	373,761	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.501%	10/25/33	769,285	783,014	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.499%	7/25/45	416,760	389,567	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.499%	8/25/45	380,633	355,308	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.123%	6/25/46	262,031	140,051	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.449%	6/25/33	296,501	293,958	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.624%	12/25/34	530,103	537,468	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2, IO	2.718%	7/25/34	294,156	182,778	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $95,875,280)				92,916,228

MORTGAGE-BACKED SECURITIES - 6.6%
FHLMC - 0.7%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	12,892	13,159
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	162	165
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	89,216	97,281
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	413,369	467,155
Federal Home Loan Mortgage Corp. (FHLMC)	2.002%	6/1/43	3,472,977	3,433,519	(b)

Total FHLMC				4,011,279

FNMA - 4.8%
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	1,023	1,042
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	12,069	12,176
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	155,596	165,078
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	13,655	13,964
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	13,569,048	13,967,717
Federal National Mortgage Association (FNMA)	6.500%	4/1/24-4/1/31	8,738	9,677
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	964,907	1,079,659
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	61	66
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	27,534	27,553	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	226,361	234,746	(b)
Federal National Mortgage Association (FNMA)	1.830%	1/1/33	242,960	252,015	(b)
Federal National Mortgage Association (FNMA)	2.050%	5/1/34	790,879	839,639	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	2.542%	12/1/34	$37,717	$40,067	(b)
Federal National Mortgage Association (FNMA)	2.583%	12/1/34	25,630	27,326	(b)
Federal National Mortgage Association (FNMA)	1.936%	1/1/35	104,128	110,712	(b)
Federal National Mortgage Association (FNMA)	1.973%	3/1/35	212,176	225,195	(b)
Federal National Mortgage Association (FNMA)	2.112%	5/1/35	532,979	562,454	(b)
Federal National Mortgage Association (FNMA)	6.286%	9/1/37	3,258,072	3,471,429	(b)
Federal National Mortgage Association (FNMA)	3.479%	12/1/39	5,836,200	6,206,181	(b)

Total FNMA				27,246,696

GNMA - 1.1%
Government National Mortgage Association (GNMA)	9.000%	9/15/22	304	306
Government National Mortgage Association (GNMA)	6.000%	11/15/28	19,657	21,749
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,404,146	1,646,989
Government National Mortgage Association (GNMA)	7.000%	3/15/36	233,612	276,963
Government National Mortgage Association (GNMA)	2.274%	8/20/60	1,457,527	1,545,703	(b)
Government National Mortgage Association (GNMA) II	1.600%	1/20/60	1,919,888	1,961,897	(b)
Government National Mortgage Association (GNMA) II	1.378%	7/20/60	182,862	185,238	(b)
Government National Mortgage Association (GNMA) II	1.438%	7/20/60	379,180	383,971	(b)

Total GNMA				6,022,816

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $36,997,976)				37,280,791

SOVEREIGN BONDS - 1.9%
Brazil - 0.4%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	2,130,000	2,141,715	(a)

Japan - 0.6%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,716,525

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	2,700,000	2,804,247	(a)

Russia - 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,187,150	(a)

TOTAL SOVEREIGN BONDS (Cost - $10,559,180)				10,849,637

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.0%
U.S. Government Agencies - 5.4%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,920,000	2,988,629
Federal Home Loan Bank (FHLB), Bonds	0.500%	11/20/15	10,000,000	10,005,940
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.000%	7/28/17	6,500,000	6,486,031
Federal National Mortgage Association (FNMA), Bonds	2.009%	4/1/33	495,549	524,469	(b)
Federal National Mortgage Association (FNMA), Notes	0.500%	5/27/15	1,000,000	1,003,384
Federal National Mortgage Association (FNMA), Notes	0.500%	7/2/15	4,000,000	4,012,532
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	478,723

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/17	$420,000	$416,233
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	5,000,000	4,933,275

Total U.S. Government Agencies				30,849,216

U.S. Government Obligations - 2.6%
U.S. Treasury Notes	1.000%	8/31/16	9,180,000	9,278,612
U.S. Treasury Notes	1.000%	9/30/16	4,080,000	4,122,713
U.S. Treasury Notes	0.500%	7/31/17	800,000	785,062
U.S. Treasury Notes	1.375%	6/30/18	430,000	431,159

Total U.S. Government Obligations				14,617,546

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $45,410,796)				45,466,762

TOTAL INVESTMENTS - 99.6% (Cost - $568,746,000#)				566,706,726
Other Assets in Excess of Liabilities - 0.4%				2,147,039

TOTAL NET ASSETS - 100.0%				$568,853,765

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of September 30, 2013.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR[1]	VALUE
Interest Rate Swaption with Barclays Capital Inc., Put (Premiums received - $79,776)	8/26/14	2.50%	19,108,000	$1,963

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$254,456,685	$0	*	$254,456,685
Asset-backed securities	—	125,736,623	—		125,736,623
Collateralized mortgage obligations	—	92,916,228	—		92,916,228
Mortgage-backed securities	—	37,280,791	—		37,280,791
Sovereign bonds	—	10,849,637	—		10,849,637
U.S. government & agency obligations	—	45,466,762	—		45,466,762

Total investments	—	$566,706,726	$0	*	$566,706,726

Other financial instruments:
Futures contracts	$237,072	—	—		$237,072

Total	$237,072	$566,706,726	$0	*	$566,943,798

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$1,963	—		$1,963
Futures contracts	$16,651	—	—		16,651
Credit default swaps on corporate issues - buy protection‡	—	1,521	—		1,521

Total	$16,651	$3,484	—		$20,135

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Notes to Schedule of Investments (unaudited) (continued)

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $3,484. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,676,754
Gross unrealized depreciation	(9,716,028)

Net unrealized depreciation	$(2,039,274)

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	449	12/13	$98,662,194	$98,899,266	$237,072
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	12/13	951,724	968,375	(16,651)

Net unrealized gain on open futures contracts					$220,421

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of December 31, 2012	19,108,000	$79,776
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of September 30, 2013	19,108,000	$79,776

At September 30, 2013, the Fund held the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE[2]	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	2.37%	5.000% quarterly	$(1,521)	$114	$(1,635)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

		Futures Contracts
Primary Underlying Risk	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$(1,963)	$237,072	$(16,651)	—	$218,458
Credit Risk	—	—	—	$(1,521)	(1,521)

Total	$(1,963)	$237,072	$(16,651)	$(1,521)	$216,937

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$4,826
Futures contracts (to buy)	147,030,232
Futures contracts (to sell)	39,963,782

Average Notional Balance
Credit default swap contracts (to buy protection)	$52,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 25, 2013